UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 9, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 9, 2007, Ameren Corporation (“Ameren”) subsidiaries Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), Illinois Power Company, doing business as AmerenIP (“IP” and collectively with CIPS and CILCO, the “Ameren Illinois Utilities”), CILCORP Inc. (“CILCORP”) and AmerenEnergy Resources Generating Company (“AERG” and collectively with the Ameren Illinois Utilities and CILCORP, the “Borrowers”), JPMorgan Chase Bank, N.A., as agent and the other lenders identified therein entered into a Credit Agreement dated as of February 9, 2007 (the “2007 Credit Agreement”). The 2007 Credit Agreement provides a $500 million credit facility to the Borrowers in addition to the $500 million facility provided by the Credit Agreement dated July 14, 2006 (the “Prior Illinois Credit Agreement”) among the Borrowers and JPMorgan Chase Bank, N.A., as agent, which remains in effect. The 2007 Credit Agreement will terminate on January 14, 2010. A copy of the 2007 Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Under the 2007 Credit Agreement, the maximum amount available to each Borrower, including for issuance of letters of credit on its behalf, is limited as follows. CILCORP, $125 million; AERG, $100 million and IP, $200 million. The borrowing authority of these companies under the Prior Illinois Credit Agreement remains unchanged at CILCORP, $50 million, AERG, $200 million and IP, $150 million. CILCO and CIPS will continue to have borrowing capacity of $150 million and $135 million, respectively, under the Prior Illinois Credit Agreement, but each will have the option of permanently reducing its borrowing capacity under the Prior Illinois Credit Agreement and shifting, in one or more transactions, such capacity to the 2007 Credit Agreement up to the same limits. The borrowing authority of CILCO and CIPS under the Prior Illinois Credit Agreement and the 2007 Credit Agreement cannot at any time exceed $150 million and $135 million, respectively, in the aggregate. Until such time as CILCO or CIPS elects to increase its borrowing capacity under the 2007 Credit Agreement and issue first mortgage bonds as security for its obligations thereunder (as described below), it will not constitute a “Borrower” under the 2007 Credit Agreement and will not be subject to the covenants thereof (except as a subsidiary of a Borrower).

Borrowing authority under the 2007 Credit Agreement is effective immediately for AERG and CILCORP. The ability of the Ameren Illinois Utilities to borrow under the 2007 Credit Agreement is subject to receipt of necessary regulatory approvals and the issuance by the Ameren Illinois Utilities of mortgage bonds as security as described below.

The obligations of each Borrower under the 2007 Credit Agreement will be several and not joint, and are not guaranteed by Ameren or any other subsidiary of Ameren. The Borrowers will use the proceeds of any borrowings for working capital and other general corporate purposes; however, a portion of the borrowings by AERG may be limited to financing or refinancing the development, management and/or operation of any of its projects or assets.

Borrowings under the 2007 Credit Agreement will bear interest, at the election of the Borrower, at (1) a Eurodollar rate plus a margin applicable to the particular borrowing company or (2) a rate equal to the higher of the prime rate of JPMorgan Chase Bank, N.A or the federal funds effective rate plus ½% per year, plus a margin applicable to the particular borrowing company.

The obligations of CILCORP under the 2007 Credit Agreement are secured by a pledge of the common stock of CILCO (which pledge is on an equal and ratable basis with the pledge of such common stock by CILCORP to secure its obligations under the Prior Illinois Credit Agreement and its 9.375% senior bonds due 2029 and its 8.70% senior notes due 2009). This pledge is evidenced by the Pledge Agreement Supplement, dated as of February 9, 2007 (the “Pledge Supplement”) to the Pledge Agreement, dated as of October 18, 1999 between CILCORP and The Bank of New York, as collateral agent (a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K of CILCORP (File No. 1-08946) filed October 29, 1999). The Pledge Supplement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

The obligations of AERG under the 2007 Credit Agreement are secured by a mortgage and security interest in its E.D. Edwards and Duck Creek generating stations and related licenses, permits and similar rights. The mortgage regarding the E. D. Edwards plant is filed as Exhibit 10.4 and the mortgage regarding the Duck Creek plant is filed as Exhibit 10.5 to the Current Report on Form 8-K filed July 18, 2006. Pursuant to a Collateral Agency Agreement Supplement, dated as of February 9, 2007 (the “Collateral Agency Supplement”) to the Collateral Agency Agreement between AERG and The Bank of New York Trust Company, N.A., as collateral agent, dated as of July 14, 2006, AERG’s obligations under the 2007 Credit Agreement are secured on an equal and ratable basis with AERG’s obligations under the Prior Illinois Credit Agreement. AERG will be able to provide security to other lenders or security holders in the mortgaged property on an equal and ratable basis with the lenders under the 2007 Credit Agreement and the Prior Illinois Credit Agreement subject to a limitation on the amount of such additional secured indebtedness described below. The Collateral Agency Supplement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The Collateral Agency Agreement is filed as Exhibit 10.6 to the Current Report on Form 8-K filed July 18, 2006.

Subject to the receipt of regulatory approval, the obligations of the Ameren Illinois Utilities under the 2007 Credit Agreement will be secured by the issuance of mortgage bonds by each such utility under its respective mortgage indenture. If CIPS or CILCO elect to transfer borrowing authority from the Prior Illinois Credit Agreement to the 2007 Credit Agreement, such company will retire an appropriate amount of first mortgage bonds under the Prior Illinois Credit Agreement and issue new bonds in an equal amount to secure its obligations under the 2007 Credit Agreement.

The 2007 Credit Agreement limits the amount of secured indebtedness issuable by each Borrower, excluding that under the Prior Illinois Credit Agreement and the 2007 Credit Agreement, as follows: for the Ameren Illinois Utilities, other secured debt is limited to that permitted under their respective mortgage indentures (subject to a covenant regarding excess bonding capacity described below); for CILCORP, other secured debt is limited to $425 million secured by the pledge of CILCO stock (increased by the amount of any permanent reduction in CILCORP’s borrowing capacity under the Prior Illinois Credit Agreement or the 2007 Credit Agreement) and for AERG, other secured debt is limited to $100 million secured on a parity basis with its obligations under the 2007 Credit Agreement (increased by the amount of any permanent reduction in AERG’s borrowing capacity under the Prior Illinois Credit Agreement or the 2007 Credit Agreement).

The 2007 Credit Agreement provides that each of the Ameren Illinois Utilities will agree to reserve future bonding capacity under its mortgage indenture (that is, agree to forego the issuance of additional mortgage bonds otherwise permitted under the terms of its mortgage indenture) in the following amounts:

CILCO: at all times prior to December 31, 2007, $25,000,000; at all times on and after December 31, 2007 but prior to December 31, 2008, $50,000,000; at all times on and after December 31, 2008, but prior to December 31, 2009, $75,000,000; and at all times on and after December 31, 2009, $150,000,000; provided that at any time prior to the time CILCO’s borrowing capacity under the 2007 Credit Agreement equals $150,000,000, the requirement on any date shall be the greater of (A) the excess bonding requirement under the Prior Illinois Credit Agreement and (B) the requirement set forth above multiplied by the percentage of $150,000,000 represented by the borrowing capacity of CILCO under the 2007 Credit Agreement at such time.

CIPS: at all times prior to December 31, 2007, $50,000,000; at all times on and after December 31, 2007 but prior to December 31, 2008, $100,000,000; at all times on and after December 31, 2008, but prior to December 31, 2009, $150,000,000; and at all times on and after December 31, 2009, $200,000,000; provided that at any time on or after December 31, 2009, and prior to the time CIPS’ borrowing capacity under the 2007 Credit Agreement equals $135,000,000, the requirement shall be the greater of (A) the excess bonding requirement under the Prior Illinois Credit Agreement and (B) the requirement set forth above multiplied by the percentage of $135,000,000 represented by the borrowing capacity of CIPS under the 2007 Credit Agreement at such time.

IP: at all times prior to December 31, 2008, $100,000,000; at all times on and after December 31, 2008 but prior to December 31, 2009, $200,000,000; and at all times on and after December 31, 2009, $350,000,000.

The 2007 Credit Agreement has terms similar to the Prior Illinois Credit Agreement, including conditions to borrowings and issuance of letters of credit including absence of default or unmatured default, accuracy of representations (other than, for a borrowing to repay maturing commercial paper, representations as to absence of material adverse change and material litigation) and warranties and required regulatory authorizations. The 2007 Credit Agreement contains non-financial covenants including restrictions on the ability to incur liens, dispose of assets and merge with other entities. In addition, the 2007 Credit Agreement has non-financial covenants to limit the ability of a borrower to invest in or transfer assets to affiliates, covenants regarding the status of the collateral securing the 2007 Credit Agreement and validity of the security interests therein and limitations (the required percentage of lenders under the Prior Illinois Credit Agreement having agreed to remove therefrom the otherwise applicable restriction on the Borrowers’ agreeing to such limitations) on dividends, distributions and other payments on capital stock of the Borrowers if an event of default has occurred and is continuing or, subject to an ability of each Borrower to make such dividends, distributions and other payments in an aggregate amount during any fiscal year not to exceed $10 million, in the event of certain changes to ratings to below investment grade (or, in the case of AERG if it is unrated, failure by AERG to maintain one or more financial ratios). The events of default in the 2007 Credit Agreement are similar to those contained in the Prior Illinois Credit Agreement.

The 2007 Credit Agreement requires each Borrower to maintain consolidated indebtedness of not more than 65% of consolidated total capitalization.

Events of default under the 2007 Credit Agreement apply separately to each Borrower (and, subject to exceptions, their subsidiaries). A Borrower’s event of default under the Prior Illinois Credit Agreement constitutes an event of default only for such Borrower under the 2007 Credit Agreement. The 2007 Credit Agreement and the Prior Illinois Credit Agreement contain cross default provisions in the event of a default by a Borrower on any indebtedness under other agreements in excess of specified amounts.

ITEM 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-
                    Balance Sheet Arrangement of a Registrant.

See Item 1.01 above for a description of the 2007 Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Registrant(s):	Title:
10.1	Ameren, CILCORP, CIPS, CILCO and IP	Credit Agreement dated as of February 9, 2007 (“2007 Credit Agreement”)
10.2	CILCORP and CILCO	Pledge Agreement Supplement dated February 9, 2007
10.3	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Collateral Agency Agreement Supplement between AERG and The Bank of New York Trust Company, N.A., dated as of February 9, 2007

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Central Illinois Public Service Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CILCORP Inc.
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: February 13, 2007

Exhibit Index

Exhibit Number:	Registrant(s):	Title:
10.1	Ameren, CILCORP, CIPS, CILCO and IP	Credit Agreement dated as of February 9, 2007 (“2007 Credit Agreement”)
10.2	CILCORP and CILCO	Pledge Agreement Supplement dated February 9, 2007
10.3	CILCORP and CILCO (relating to CILCO’s subsidiary AERG, a non- registrant)	Collateral Agency Agreement Supplement between AERG and The Bank of New York Trust Company, N.A., dated as of February 9, 2007